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                                                              EXHIBIT 23.1

                     CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 23, 1996, in Amendment No. 3 to the Registration Statement (Form S-3 No. 333-01739) and related Prospectus of Cincinnati Milacron Inc. for the registration of 5,500,000 shares of its common stock.

                                               /s/ Ernst & Young LLP
                                          _____________________________________

                                                 Ernst & Young LLP

Cincinnati, Ohio

May 7, 1996